UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Devon Energy Corporation (“Devon” or the “Company”) held its 2024 Annual Meeting of Stockholders on June 5, 2024 (the “Annual Meeting”). In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. As of the close of business on April 8, 2024, which was the record date for the Annual Meeting, there were 632,639,718 shares of the Company’s common stock outstanding, each of which was entitled to one vote at the Annual Meeting. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024.

1.

The stockholders elected each of Devon’s eleven nominees to serve on the Board for a one-year term and until their successor is elected and qualified, or until their earlier resignation, removal or death. The vote tabulation with respect to each nominee was as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Barbara M. Baumann	408,589,678	10,019,316	109,605,534
John E. Bethancourt	412,669,812	5,939,182	109,605,534
Ann G. Fox	409,868,318	8,740,676	109,605,534
Gennifer F. Kelly	415,606,871	3,002,123	109,605,534
Kelt Kindick	407,685,359	10,923,635	109,605,534
John Krenicki Jr.	414,104,387	4,504,607	109,605,534
Karl F. Kurz	405,481,911	13,127,083	109,605,534
Michael N. Mears	413,496,111	5,112,883	109,605,534
Robert A. Mosbacher, Jr.	394,294,985	24,314,009	109,605,534
Richard E. Muncrief	413,336,585	5,272,409	109,605,534
Valerie M. Williams	409,589,643	9,019,351	109,605,534

2.	The appointment of KPMG LLP as Devon’s independent auditors for 2024 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
504,128,624	23,248,670	837,234	—

3.	The advisory vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
392,041,590	24,769,354	1,798,050	109,605,534

4.	The vote on a stockholder proposal for a bylaw amendment relating to stockholder approval of director compensation was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
9,658,607	406,591,829	2,358,558	109,605,534

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date:  June 6, 2024